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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                  July 13, 2002

                                     ------

                                   PFIZER INC.
             (Exact name of registrant as specified in its charter)

                                    001-03619
                            (Commission File Number)

                DELAWARE                                13-5315170
        (State of Incorporation)           (I.R.S. Employer Identification No.)

                 235 East 42nd Street, New York, New York 10017
                    (Address of principal executive offices)

                                 (212) 573-2323
                         (Registrant's telephone number)
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Item 5.    Other Events.

Pfizer Inc. ("Pfizer") entered into a definitive Agreement and Plan of Merger (the "Merger Agreement") with Pharmacia Corporation ("Pharmacia") and Pilsner Acquisition Sub Corp., a direct wholly-owned subsidiary of Pfizer (the "Merger Sub"), dated as of July 13, 2002. Pursuant to the Merger Agreement, Merger Sub shall be merged with and into Pharmacia with Pharmacia as the surviving corporation and wholly-owned subsidiary of Pfizer (the "Merger"). At the effective time of the Merger, each share of Pharmacia Common Stock issued and outstanding immediately prior to the effective time of the Merger will be converted automatically into and become exchangeable for 1.4 shares of Pfizer Common Stock. The Merger is subject to various conditions, including, among other things, regulatory approval and approval by Pfizer's and Pharmacia's stockholders.

Pharmacia and Pfizer have previously entered into various agreements (the "CELEBREX Agreements") regarding Pharmacia's pain and inflammation drug, CELEBREX, pursuant to which Pharmacia and Pfizer co-promote Celebrex in most markets globally. In connection with the signing of the Merger Agreement, Pharmacia and Pfizer entered into an amendment to the CELEBREX Agreement (the "Amendment"), a copy of which is attached hereto as Exhibit 99.1 and is incorporated by reference, which Amendment shall only become effective if Pharmacia becomes obligated to pay a termination fee to Pfizer under the terms of the Merger Agreement, and Pharmacia, in addition, consummates the Business Combination (as defined in the Merger Agreement) transaction that caused such termination fee to become due and payable. The foregoing description of the Amendment is qualified in its entirety by reference to the Amendment attached hereto as Exhibit 99.1.

The foregoing description of the Merger and the Merger Agreement is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed herewith as Exhibit 2.1 and such Exhibit is incorporated herein by reference.

Also, attached and incorporated herein by reference as:

      - Exhibit 99.2 is a copy of the press release of Pfizer Inc. dated July 15, 2002, reporting Pfizer's financial results for the second quarter 2002; and

      - Exhibit 99.3 is a copy of the press release of Pfizer Inc. dated July 15, 2002, reporting the signing of Merger Agreement to acquire Pharmacia.

This Current Report on Form 8-K contains or incorporates by reference forward-looking statements that involve risks and uncertainties. These statements may differ materially from actual future events or results. Readers are referred to the documents filed by Pfizer with the Securities and Exchange Commission, which identify important risk factors that could cause actual results to differ from those contained in any forward-looking statements.

Item 7(c).    Exhibits.

Exhibit     Description
-------     -----------
2.1         Agreement and Plan of Merger dated as of July 13, 2002 among Pfizer
            Inc., Pilsner Acquisition Sub Corp. and Pharmacia Corporation.

99.1        Amendment dated as of July 13, 2002 among Pfizer Inc. Pharmacia
            Corporation and G.D. Searle LLC

99.2        Press release of Pfizer Inc. dated July 15, 2002, reporting
            Pfizer's financial results for the second quarter and first half of 2002.

99.3 Press release of Pfizer Inc. dated July 15, 2002, reporting the signing of a definitive merger agreement to acquire
            Pharmacia.

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                                    SIGNATURE

Under the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the authorized undersigned.

                                             PFIZER INC.
                                            -----------
                                            (Registrant)


Date: July 15, 2002                     /s/ Margaret M. Foran
                                        ---------------------

                                          Margaret M. Foran
                          Title: Vice President - Corporate Governance and
                                              Secretary


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                                  EXHIBIT INDEX

2.1         Agreement and Plan of Merger dated as of July 13, 2002 among Pfizer
            Inc., Pilsner Acquisition Sub Corp. and Pharmacia Corporation.

99.1        Amendment dated as of July 13, 2002 among Pfizer Inc. Pharmacia
            Corporation and G.D. Searle LLC

99.2        Press release of Pfizer Inc. dated July 15, 2002, reporting
            Pfizer's financial results for the second quarter and first half of 2002.

99.3 Press release of Pfizer Inc. dated July 15, 2002, reporting the signing of a definitive merger agreement to acquire
            Pharmacia.

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